Exhibit (a)(5)(liv)

SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
of
Genentech, Inc.
at an
Increased Purchase Price of $95.00 Net Per Share
Pursuant to the Offer to Purchase dated February 9, 2009
(as amended and supplemented)
by
Roche Investments USA Inc.
a member of the
Roche Group

THE OFFER (AS EXTENDED) AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, MARCH 25, 2009, UNLESS THE OFFER IS FURTHER EXTENDED.

The Depositary for the Offer is:
Mellon Investor Services LLC

By Mail:	By Hand or Overnight Mail:
Mellon Investor Services LLC	Mellon Investor Services LLC
Attn: Corporate Actions Dept., 27th Floor	Attn: Corporate Actions Dept., 27th Floor
P.O. Box 3301	480 Washington Boulevard
South Hackensack, NJ 07606	Jersey City, NJ 07310

By Facsimile:
(For Eligible Institutions Only)
(201) 680-4626
Confirm Facsimile Transmission:
(201) 680-4860

DELIVERY OF THIS SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Shares previously validly tendered and not withdrawn constitute valid tenders for purposes of the Offer.  Stockholders who have already tendered Shares pursuant to the Offer using any previously distributed Letter of Transmittal (blue or green) or Notice of Guaranteed Delivery (gray or beige) and who have not withdrawn such Shares need not take any further action in order to receive the increased offer price of $95.00 per Share, if Shares are accepted and paid for by the Purchaser pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized.

DESCRIPTION OF SHARES TENDERED
Name(s) & Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares
*        Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

THE INSTRUCTIONS ACCOMPANYING THIS SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS SECOND AMENDED AND RESTATED LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH BELOW.

You must sign this second amended and restated Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the substitute W-9 set forth below, if required.

The Offer (as defined below) is being made to all holders of Shares (as defined below). We are not aware of any jurisdiction where the making of the Offer is prohibited by any administrative or judicial action pursuant to any valid statute. If we become aware of any valid statute prohibiting the making of the Offer, we will make a good faith effort to comply with that statute. If, after a good faith effort, we cannot comply with the statute, we will not make the Offer to holders of Shares in the relevant jurisdiction. In any jurisdiction where the applicable laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the Purchaser (as defined below) by Greenhill & Co., LLC, the Dealer Manager for the Offer, or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

This second amended and restated Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary’s account at the Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.

Holders of outstanding Shares, whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined below) or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

This second amended and restated Letter of Transmittal supersedes and replaces, in its entirety, any previous Letter of Transmittal (blue or green) sent to stockholders on or about February 9, 2009 or March 6, 2009. Tendering stockholders may continue to use any previously distributed Letter of Transmittal (blue or green) or they may use this second amended and restated Letter of Transmittal (yellow). Although the original Letter of Transmittal (blue) refers to an offer price of $86.50 and the amended and restated Letter of Transmittal (green) refers to an offer price of $93.00, stockholders using such document to tender Shares will nevertheless be deemed to be tendering pursuant to the Offer (as defined below) and will receive the increased offer price of $95.00 per Share described in the Offer to Purchase (as defined below) if Shares are accepted for payment pursuant to the Offer. Stockholders tendering their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase may do so using any previously distributed Notice of Guaranteed Delivery (gray or beige) circulated on or about February 9, 2009 or March 6, 2009 or the second amended and restated (pink) Notice of Guaranteed Delivery circulated herewith. Unless otherwise indicated, as used herein, the term “Notice of Guaranteed Delivery” refers to either such document (gray, beige or pink).

Shares previously validly tendered and not withdrawn constitute valid tenders for purposes of the Offer.  Stockholders who have already tendered Shares pursuant to the Offer using any previously distributed Letter of Transmittal (blue or green) or Notice of Guaranteed Delivery (gray or beige) and who have not withdrawn such Shares need not take any further action in order to receive the increased offer price of $95.00 per Share, if Shares are accepted and paid for by the Purchaser pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery , 2009	, 2009

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

Ladies and Gentlemen:

The undersigned hereby tenders to Roche Investments USA Inc., a Delaware corporation (the “Purchaser”) and an indirect wholly owned subsidiary of Roche Holding Ltd, a joint stock company organized under the laws of Switzerland, the above-described shares of common stock, par value $0.02 per share (the “Shares”), of Genentech, Inc., a Delaware corporation (the “Company”), pursuant to the Purchaser’s offer to purchase all outstanding Shares not owned by Roche Holding Ltd and its subsidiaries for $95.00 per Share, net to the seller in cash, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 9, 2009 (as amended and supplemented by the Second Supplement to Offer to Purchase and Amendments Nos. 1, 2, 3 and 4 to the related Tender Offer Statement and Rule 13E-3 Transaction Statement, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this second amended and restated Letter of Transmittal (which, as each may be further amended and supplemented from time to time, collectively constitute the “Offer”). The Offer expires at 12:00 midnight, New York City time, on Wednesday, March 25, 2009, unless extended by the Purchaser as described in the Offer to Purchase (as extended, the “Expiration Date”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of the undersigned to receive payment for Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 9, 2009) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Frederick Kentz III, Frank J. D’Angelo, Carol Fiederlein, David P. McDede and Bruce Resnick in their respective capacities as officers of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion determine, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 9, 2009), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent power of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 9, 2009) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this second amended and restated Letter of Transmittal.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue  ☐ Check  ☐ Certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

Taxpayer Identification Number

☐ Credit Shares tendered by book-entry transfer to the account number at the Book-Entry Transfer Facility set forth below:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6, 7 and 8)

To be completed ONLY if the check for the purchase price of Shares purchased (less any applicable withholding tax) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail  ☐ Check  ☐ Certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

SIGN HERE (Please complete Substitute Form W-9 below)

Signature(s) of Stockholder(s) Dated ________________________, 2009

Name(s)
(Please Print)

Capacity (full title)

Address

(Zip Code)
Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If required; see Instructions 1 and 5)
(For use by Eligible Institutions only.
Place medallion guarantee in space below)

Name of Firm

Address

(Zip Code)
Authorized Signature

Name
(Please Print)

Area Code and Telephone Number

Dated ________________________, 2009

PAYER’S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I Taxpayer Identification No.— For All Accounts
Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number.  For other entities, it is your employer identification number. If awaiting a TIN, write “Applied For” in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.

Social Security Number
OR

Employee Identification Number
Check appropriate box:  ☐ Individual/Sole Proprietor    ☐ Corporation    ☐ Partnership
☐ Limited liability company:  Enter tax classification (D = disregarded entity, C = corporation, P = partnership) ►  ______________
☐ Other (specify)  _________________________________________________________________
☐ Exempt Payee
Part II Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person.
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE ___________________________________________________________ DATE __________________, 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a taxpayer identification number to the Payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature ___________________________________________________________  Date _____________________, 2009

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

Shares previously validly tendered and not withdrawn constitute valid tenders for purposes of the Offer.  Stockholders who have already tendered Shares pursuant to the Offer using any previously distributed Letter of Transmittal (blue or green) or Notice of Guaranteed Delivery (gray or beige) and who have not withdrawn such Shares need not take any further action in order to receive the increased offer price of $95.00 per Share, if Shares are accepted and paid for by the Purchaser pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized.

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this second amended and restated Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this second amended and restated Letter of Transmittal need not be guaranteed (i) if this second amended and restated Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” on this second amended and restated Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Second Amended and Restated Letter of Transmittal and Shares. This second amended and restated Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.  Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed second amended and restated Letter of Transmittal, with any required signature guarantees (or a manually signed facsimile thereof) or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this second amended and restated Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this second amended and restated Letter of Transmittal on or prior to the Expiration Date.

Stockholders whose certificates for Shares are not immediately available or stockholders who cannot deliver their certificates and all other required documents to the Depositary or who cannot comply with the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.

Under the guaranteed delivery procedure:

(i)  such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date; and

(iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed second amended and restated Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry delivery, an Agent’s Message and any other documents required by this second amended and restated Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under “The Offer — Section 3 — Procedure for Tendering Shares” of the Offer to Purchase.

The method of delivery of Shares, this second amended and restated Letter of Transmittal and all other required documents, including through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholders and delivery will be deemed made only when actually received by the Depositary. If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this second amended and restated Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate duly executed schedule attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such case, if Shares are purchased, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this second amended and restated Letter of Transmittal, unless otherwise provided in the appropriate box on this second amended and restated Letter of Transmittal, as promptly as practicable following the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Second Amended and Restated Letter of Transmittal; Stock Powers and Endorsements. If this second amended and restated Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this second amended and restated Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate second amended and restated Letters of Transmittal as there are different registrations of certificates.

If this second amended and restated Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this second amended and restated Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this second amended and restated Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this second amended and restated Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this second amended and restated Letter of Transmittal or to the person(s) signing this second amended and restated Letter of Transmittal at an address other than that shown above, the appropriate boxes on this second amended and restated Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9. Under the U.S. federal income tax laws, unless certain certification requirements are met, the Depositary generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the stockholder or payee does not provide the Depositary with its correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit to the Depositary the appropriate properly completed Internal Revenue Service form (generally Form W-8BEN, which the Depositary will provide upon request), signed under penalties of perjury, attesting to that individual’s exempt status. Such form can be obtained from the Depositary or the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this second amended and restated Letter of Transmittal and check the appropriate box above and (ii) contact the Company’s transfer agent, Computershare Trust Company, N.A., immediately by calling (800) 733-5001. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This second amended and restated Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificates have been followed.

10. Questions or Requests for Assistance or Additional Copies. Questions or requests for assistance or additional copies of the Offer to Purchase, this second amended and restated Letter of Transmittal and the second amended and restated Notice of Guaranteed Delivery may be obtained (at the Purchaser’s expense) from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

11. Waiver of Conditions. Subject to any applicable rules and regulations of the Securities and Exchange Commission, the Purchaser reserves the right to waive (in its sole discretion, in whole or in part at any time or from time to time on or prior to the Expiration Date) any of the specified conditions of the Offer (other than the Majority of the Minority Condition, as defined in the Offer to Purchase, which is not waivable) in the case of any Shares tendered.

IMPORTANT:  A Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free: (800) 322-2885

Email: genentech@mackenziepartners.com

The Dealer Manager for the Offer is:

Greenhill & Co., LLC
300 Park Avenue
New York, New York 10022

Call Toll Free: (888) 504-7336